SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 24, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




         Missouri                       1-14756                 43-1723446
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On October 24, 2003, the Registrant issued a press release announcing its earnings for the quarterly period ended September 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

          The information furnished pursuant to Item 12, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMEREN CORPORATION
                                          (Registrant)


                                         By        /s/ Martin J. Lyons
                                               --------------------------------
                                         Name:        Martin J. Lyons
                                         Title:  Vice President and Controller
                                                 (Principal Accounting Officer)


Date: October 24, 2003

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


                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------

  99.1       - Press release  regarding  earnings for the quarterly period ended
               September 30, 2003, issued on October 24, 2003 by Ameren Corporation.




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